UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 4, 2019

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32559	20-0191742
Delaware	333-177186	20-0242069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Urban Center Drive, Suite 501, Birmingham, AL 35242
(Address of principal executive offices) (Zip code)
(205) 969-3755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

This Current Report on Form
 8-K
 is filed by Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). Through one of its wholly-owned subsidiaries, the Company serves as the sole general partner of the Operating Partnership. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.
Item 1.01.	Entry into a Material Definitive Agreement

Offering of Common Stock
On November 5, 2019, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 50,000,000 shares of common stock, par value $0.001 per share, of the Company, at a public offering price of $18.50 per share. The Company also granted the Underwriters a
30-day
option to purchase up to 7,500,000 additional shares at the public offering price, which the Underwriters exercised in full on November 6, 2019.
The offering of common stock closed on November 8, 2019, resulting in net proceeds to the Company of approximately
$1.0 billion
, after deducting discounts and commissions and estimated offering expenses.
The offering and sale of the shares of common stock were made pursuant to a preliminary prospectus supplement and a final prospectus supplement related to the Company’s effective shelf registration statement on Form
S-3
(File No.
 333-229103),
each of which has been filed with the Securities and Exchange Commission.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Operating Partnership. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the sale of the common stock.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form
8-K
and incorporated herein by reference.
This Current Report on Form
8-K
does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Company’s securities, including, without limitation, those securities proposed to be offered and sold pursuant to the preliminary prospectus and registration statement described above.
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 4, 2019, the Company filed Articles of Amendment (the “Articles”) to the Company’s Second Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation increasing the number of authorized shares of common stock of the Company from 500,000,000 to 750,000,000. The Articles were effective upon filing. The foregoing description of the Articles is qualified in its entirety by reference to the copy of such Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 7.01.	Regulation FD Disclosure

On November 5, 2019, the Company issued a launch press release and a pricing press release related to the launch and pricing of the offering described above in Item 1.01 of this Current Report on Form
8-K.
Copies of the press releases are furnished as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.
The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Item 7.01, including Exhibits
99.1 and 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated November 5, 2019, among the Company, the Operating Partnership and BofA Securities, Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

3.1	Articles of Amendment to the Second Articles of Amendment and Restatement of Medical Properties Trust, Inc., filed with the Maryland State Department of Assessments and Taxation on November 4, 2019

5.1	Opinion of Goodwin Procter LLP regarding the legality of common stock offered

8.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

23.2	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included in Exhibit 8.1)

99.1	Press release announcing launch of the offering, dated November 5, 2019

99.2	Press release announcing pricing of the offering, dated November 5, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: November 8, 2019

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: November 8, 2019